Exhibit 10.2

INCREMENTAL ACTIVATION NOTICE
July 1, 2013
To:    Bank of America, N.A.,
as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated as of April 11, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CHARTER COMMUNICATIONS OPERATING, LLC, CCO HOLDINGS, LLC, the lenders parties thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other parties thereto.
This notice is an Incremental Activation Notice referred to in Section 2.1(f) of the Credit Agreement. Effective as of the Term E Incremental Facility Effective Date, the Borrower, the Administrative Agent and each of the Lenders signatory hereto each hereby agree as follows:

ARTICLE ONE

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:
“Repricing Transaction”: (a) except in connection with a transaction constituting a Change of Control, the incurrence by the Borrower of any term loans (including, without limitation, any new or additional term loans under the Credit Agreement) having an Effective Yield that is less than the Effective Yield for the Term E Loans the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Term E Loans or (b) any effective reduction in the Effective Yield for the Term E Loans by way of amendment of the Credit Agreement.
“Term E Incremental Facility Effective Date”: the date on which the conditions specified in Article Three are satisfied.
“Term E Lender”: each Lender that holds a Term E Loan Commitment or that makes a Term E Loan.
“Term E Loan”: as defined in clause (a) of Article 2 of this Term E Incremental Activation Notice. The Term E Loans shall be a “Series” of Incremental Term Loans for purposes of the Credit Agreement.
“Term E Loan Commitment”: as to any Term E Lender, the obligation of such Lender to make Term E Loans in an aggregate principal amount not to exceed, as applicable,

(a) the amount set forth opposite such Lender's name under the heading “Term E Loan Commitment” on Schedule I or (b) the amount set forth in any Assignment and Assumption to which such Lender is a party as an Assignee, in each case as the same may be changed from time to time pursuant to the terms hereof and of the Credit Agreement. The Term E Loan Commitment of each Term E Lender shall automatically be permanently reduced by the amount of any Term E Loans made by it.
“Term E Incremental Activation Notice”: this Incremental Activation Notice.

ARTICLE TWO

INCREMENTAL TERM LOANS

The terms of the Term E Loans established pursuant to this Term E Incremental Activation Notice shall be identical to the terms of the Term D Loans under the Credit Agreement, subject to the following additional terms or as otherwise provided herein:
(a)Procedures for Borrowing Term E Loans. Subject to the terms and conditions hereof and in the Credit Agreement, the Term E Lender severally agrees to make a loan (“Term E Loan”) on the Term E Incremental Facility Effective Date in an amount equal to its Term E Loan Commitment pursuant to a single borrowing. The Term E Loans shall initially be the Type of Loan specified in the Notice of Borrowing delivered pursuant to clause (b) of Article Three below until otherwise converted or continued in accordance with the Credit Agreement.

(b)Incremental Term Maturity Date. The Incremental Term Maturity Date for the Term E Loans shall be July 1, 2020 (the “Term E Maturity Date”).

(c)Amortization. The Term E Loans of each Term E Lender shall mature in 29 installments following the Term E Incremental Facility Effective Date (each due on the last day of each calendar quarter, except for such last installment), commencing on September 30, 2013, each of which shall be in an amount equal to (i) in the case of the first 28 such remaining installments, 0.25% of the principal amount of such Term E Loans under the Credit Agreement on the Term E Incremental Facility Effective Date (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9 of the Credit Agreement, the aggregate principal amount of amortization payable by the Borrower with respect to all Term E Loans on any such date shall be reduced proportionately as a result of any conversion of Term E Loans to Extended Term Loans following the Term E Incremental Facility Effective Date and prior to the date of such payment) and (ii) in the case of the last such installment (which shall be due on the Term E Maturity Date), the remaining principal balance of such Term E Loans outstanding on such date.

(d)Applicable Margin. The Applicable Margin with respect to the Term E Loans shall be, the sum of (i) in the case of ABR Loans, (x) 1.25% and (y) the amount (expressed as a percentage), if any, by which 1.75% exceeds the ABR at such time and (ii) in the case of Eurodollar Loans, (x) 2.25% and (y) the amount (expressed as a percentage), if any, by which 0.75% exceeds the Eurodollar Rate for such Loans at such time.

(e)Upfront Fees. On the Term E Incremental Facility Effective Date, the Borrower shall pay to the Term E Lender an upfront fee equal to 0.50% of the principal amount of the Term E Loans funded to the Borrower by the Term E Lender on such date.

(f)Designation. The Term E Loans shall not constitute Refinancing Term Loans.

(g)Participation in Mandatory Prepayments from Asset Sales. The Term E Loans shall participate to the fullest extent permitted by Section 2.9(a) in any prepayment from amounts required to be applied to a prepay Term Loans pursuant to Section 2.9(a) of the Credit Agreement.

(h)Participation in Voluntary Prepayments; Soft-Call Protection. Voluntary repayments of the Term E Loans will be permitted at any time, without premium or penalty, subject to Section 2.18 of the Credit Agreement, except as provided in the following sentence. Notwithstanding anything to the contrary contained in the foregoing or in the Credit Agreement, at the time of the effectiveness of any Repricing Transaction that is consummated prior to the six month anniversary of the Term E Incremental Facility Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term E Loans, a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Term E Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of the Term E Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.

(i)Assignment and Participation of Term E Loans. The Term E Loans shall be subject to the assignment and participation provisions applicable to Term Loans under Section 10.6 of the Credit Agreement.

ARTICLE THREE

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Term E Incremental Activation Notice on the Term E Incremental Facility Effective Date is subject to satisfaction of the conditions set forth in Section 5.2 of the Credit Agreement and of the following conditions precedent:
(a)Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Term E Incremental Activation Notice from (i) each Loan Party and (ii)  the Term E Lender listed on Schedule I.

(b)Notice of Borrowing. The Administrative Agent shall have received a duly completed Notice of Borrowing for the Term E Loans to be borrowed on the Term E Incremental Facility Effective Date.

(c)Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Term E Incremental Facility Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent and the Term E Lenders may reasonably request.

(d)Acquisition. The Borrower shall have consummated the acquisition of all the outstanding equity interests of BBHI Holdings, LLC (the “Acquired Business”) in accordance with, and pursuant to, the Purchase Agreement, dated as of February 7, 2013, between the Borrower and CSC Holdings, LLC (without any amendment, modification or waiver thereof or any consent thereunder which is materially adverse to the Borrower, the Agents or the Lenders without the prior written consent of the Agents and the Term E Lenders).

(e)Refinancing. The Borrower shall have repaid all existing third-party indebtedness for borrowed money of the Acquired Business and its subsidiaries under the Credit Agreement, dated December 24, 2010, among the Acquired Business, Citibank, N.A. as administrative agent, and the other parties thereto and all commitments to lend thereunder shall have been terminated and all guarantees (if any) thereof and security (if any) with respect to the indebtedness repaid in connection therewith shall have been discharged and released, and the Term E Lender shall be satisfied that the Borrower shall repurchase and retire on the Term E Incremental Facility Effective Date all of the Acquired Business' 8.00% Senior Notes due 2018 that were validly tendered on or prior to 5:00 p.m. New York City time on June 21, 2013 pursuant to the Borrower's tender offer for such notes.

(f)Financial Statements. The Administrative Agent shall have received (a) GAAP audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Borrower (or, to the extent delivery of such financial information complies with Section 6.1 of the Credit Agreement, CCI) for the three most recent fiscal years ending at least 90 days prior to the Term E Incremental Facility Effective Date and (b) GAAP unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of the Borrower (or, to the extent delivery of such financial information complies with Section 6.1 of the Credit Agreement, CCI) for each subsequent fiscal quarter ended at least 45 days prior to the Term E Incremental Facility Effective Date.

(g)Solvency Certificate. The Administrative Agent and the Term E Lenders shall have received from the chief financial officer of the Borrower a certificate in form and substance satisfactory to the Administrative Agent and the Term E Lenders certifying that the Borrower and its subsidiaries, on a consolidated basis after giving effect to the Transactions, are solvent.

(h)Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) either a certificate of each Loan Party, dated the Term E Incremental Facility Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments or a certification with respect to any such attachments that no change has been made to the versions most recently delivered to the Administrative Agent, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(i)Fees and Expenses. The Borrower shall have paid, or concurrently with the effectiveness of this Term E Incremental Activation Notice shall pay, to the Administrative Agent for the account of the arrangers of the Term E Loans, the fees payable pursuant to the fee letter, dated as of February 7, 2013, as supplemented by the joinder agreement dated February 19, 2013, and the ticking fees in respect of the Term E Loans payable to Lenders as separately agreed between the Borrower and Credit Suisse Securities (USA) LLC and, to the extent invoiced, the reasonable documented out-of-pocket expenses of the Agents and such arrangers in connection with this Agreement (including reasonable documented out-of-pocket fees and expenses of counsel).

(j)PATRIOT Act; KYC Information. To the extent requested at least ten days prior to the Term E Incremental Facility Effective Date by any Lender, the Administrative Agent shall have received, at least five business days prior to the Term E Incremental Facility Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

ARTICLE FOUR

MISCELLANEOUS

(a)Expenses. To the extent contemplated by Section 10.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Term E Incremental Activation Notice and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

(b)Effect of Term E Incremental Activation Notice. Except as expressly set forth herein, this Term E Incremental Activation Notice shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Term E Incremental Facility Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as supplemented by this Term E Incremental Activation Notice.

(c)Counterparts; Integration; Effectiveness. This Term E Incremental Activation Notice may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Term E Incremental Activation Notice shall become effective when this Term E Incremental Activation Notice shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Term E Incremental Activation Notice by telecopy shall be effective as delivery of a manually executed counterpart of this Term E Incremental Activation Notice.

(d)Governing Law. This Term E Incremental Activation Notice and the rights and obligations of the parties under this Term E Incremental Activation Notice shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(e)Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Term E Incremental Activation Notice and shall not affect the construction of, or be taken into consideration in interpreting, this Term E Incremental Activation Notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CCO HOLDINGS, LLC

By: /s/ Thomas M. Degnan
Name: Thomas M. Degnan
Title: Senior Vice President - Finance and Corporate Treasurer

CHARTER COMMUNICATIONS OPERATING, LLC

By: /s/ Thomas M. Degnan
Name: Thomas M. Degnan
Title: Senior Vice President - Finance and Corporate Treasurer

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERTO

By: /s/ Thomas M. Degnan
Name: Thomas M. Degnan
Title: Senior Vice President - Finance and Corporate Treasurer

[Signature Page to Activation Notice]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as the Term E Lender

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By: /s/ Michael D'Onofrio
Name: Michael D'Onofrio
Title: Authorized Signatory

[Signature Page to Term Loan E Activation Notice]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

[Signature Page to Term Loan E Activation Notice]

Schedule I

Term E Loan Commitments
on Incremental Facility Effective Date

Term E Lender	Term E Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,500,000,000.00
Total	$1,500,000,000.00

Schedule I-1

Schedule II
Subsidiary Guarantors
American Cable Entertainment Company, LLC, a Delaware limited liability company
Cable Equities Colorado, LLC, a Delaware limited liability company
CCO Purchasing, LLC, a Delaware limited liability company
Charter Advertising of Saint Louis, LLC, a Delaware limited liability company
Charter Cable Operating Company, LLC, a Delaware limited liability company
Charter Cable Partners, LLC, a Delaware limited liability company
Charter Communications Entertainment I, LLC, a Delaware limited liability company
Charter Communications Entertainment II, LLC, a Delaware limited liability company
Charter Communications Entertainment, LLC, a Delaware limited liability company
Charter Communications Properties LLC, a Delaware limited liability company
Charter Communications, LLC, a Delaware limited liability company
Charter Distribution, LLC, a Delaware limited liability company
Charter Helicon, LLC, a Delaware limited liability company
Charter RMG, LLC, a Delaware limited liability company
HPI Acquisition Co. LLC, a Delaware limited liability company
Interlink Communications Partners, LLC, a Delaware limited liability company
Long Beach, LLC, a Delaware limited liability company
Marcus Cable Associates, L.L.C., a Delaware limited liability company
Marcus Cable of Alabama, L.L.C., a Delaware limited liability company
Peachtree Cable TV, LLC, a Delaware limited liability company
Rifkin Acquisition Partners, LLC, a Delaware limited liability company
Tennessee, LLC, a Delaware limited liability company
Vista Broadband Communications, LLC, a Delaware limited liability company
Cable Equities of Colorado Management Corp., a Colorado corporation
Marcus Cable, Inc., a Delaware corporation
Robin Media Group, Inc., a Nevada corporation
Helicon Partners I, L.P., a Delaware limited partnership
Peachtree Cable TV, L.P., a Delaware limited partnership
The Helicon Group, L.P., a Delaware limited partnership
Charter Communications Operating Capital Corp., a Delaware corporation
CCO NR Holdings, LLC, a Delaware limited liability company
Charter Communications Ventures, LLC, a Delaware limited liability company
CC Systems, LLC, a Delaware limited liability company
CC Fiberlink, LLC, a Delaware limited liability company
Charter Fiberlink - Alabama, LLC, a Delaware limited liability company
Charter Fiberlink - Illinois, LLC
Charter Fiberlink CCO, LLC, a Delaware limited liability company
Charter Fiberlink - Michigan, LLC, a Delaware limited liability company
Charter Fiberlink - Missouri, LLC, a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC, a Delaware limited liability company
Charter Communications VII, LLC, a Delaware limited liability company
Falcon Cable Communications, LLC, a Delaware limited liability company
Falcon Community Cable, L.P., a Delaware limited partnership

Schedule III-1

Falcon Video Communications, L.P., a Delaware limited partnership
Falcon Cable Media, a California limited partnership
Falcon Community Ventures I Limited Partnership, a California limited partnership
Falcon Cable Systems Company II, L.P., a California limited partnership
Falcon Cablevision, a California limited partnership
Falcon Telecable, a California limited partnership
Falcon First, Inc., a Delaware corporation
Falcon First Cable of New York, Inc., a Delaware corporation
Falcon First Cable of the Southeast, Inc., a Delaware corporation
Athens Cablevision Inc., a Delaware corporation
Dalton Cablevision Inc., a Delaware corporation
Plattsburgh Cablevision Inc., a Delaware corporation
Scottsboro TV Cable, Inc., an Arizona corporation
Ausable Cable TV, Inc., a New York corporation
Charter Fiberlink AR-CCVII, LLC, a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC, a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC, a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC, a Delaware limited liability company
Charter Communications VI, LLC, a Delaware limited liability company
CC 10, LLC, a Delaware limited liability company
CC VI Operating Company, LLC, a Delaware limited liability company
Tioga Cable Company, Inc., a Pennsylvania corporation
Charter Fiberlink MS-CCVI, LLC, a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC, a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC, a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC, a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC, a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC, a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC, a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC, a Delaware limited liability company
CC V Holdings, LLC, a Delaware limited liability company
CC VIII, LLC, a Delaware limited liability company
CC VIII Holdings, LLC, a Delaware limited liability company
CC VIII Operating, LLC, a Delaware limited liability company
CC Michigan, LLC, a Delaware limited liability company
Charter Communications V, LLC, a Delaware limited liability company
Charter Fiberlink CC VIII, LLC, a Delaware limited liability company
Hometown TV, Inc., a New York corporation
Midwest Cable Communications, Inc., a Minnesota corporation
Charter Video Electronics, Inc., a Minnesota corporation
Renaissance Media LLC, a Delaware limited liability company
CC VIII Leasing of Wisconsin, LLC, a Wisconsin limited liability company
Charter Cable Leasing of Wisconsin, LLC, a Wisconsin limited liability company
Charter Stores FCN, LLC, a Delaware limited liability company
Pacific Microwave Joint Venture
CC VI Fiberlink, LLC, a Delaware limited liability company

Schedule I-2

CC VII Fiberlink, LLC, a Delaware limited liability company
CC VIII Fiberlink, LLC, a Delaware limited liability company
CCO Fiberlink, LLC, a Delaware limited liability company
CCO SoCal I, LLC, a Delaware limited liability company
CCO SoCal II, LLC, a Delaware limited liability company
CCO SoCal Vehicles, LLC, a Delaware limited liability company
Charter Fiberlink CT - CCO, LLC, a Delaware limited liability company
Charter Fiberlink - Georgia, LLC, a Delaware limited liability company
Charter Fiberlink LA - CCO, LLC, a Delaware limited liability company
Charter Fiberlink - Nebraska, LLC, a Delaware limited liability company
Charter Fiberlink NY - CCO, LLC, a Delaware limited liability company
Charter Fiberlink - Tennessee, LLC, a Delaware limited liability company
Charter Advanced Services (CA), LLC, a Delaware limited liability company
Charter Advanced Services (CT), LLC, a Delaware limited liability company
Charter Advanced Services (LA), LLC, a Delaware limited liability company
Charter Advanced Services (MA), LLC, a Delaware limited liability company
Charter Advanced Services (NC), LLC, a Delaware limited liability company
Charter Advanced Services (NH), LLC, a Delaware limited liability company
Charter Advanced Services (N), LLC, a Delaware limited liability company
Charter Advanced Services (SC), LLC, a Delaware limited liability company
Charter Advanced Services (VA), LLC, a Delaware limited liability company
Charter Advanced Services (VT), LLC, a Delaware limited liability company
Charter Advanced Services (AL), LLC, a Delaware limited liability company
Charter Advanced Services (GA), LLC, a Delaware limited liability company
Charter Advanced Services (IL), LLC, a Delaware limited liability company
Charter Advanced Services (MI), LLC, a Delaware limited liability company
Charter Advanced Services (MO), LLC, a Delaware limited liability company
Charter Advanced Services (NE), LLC, a Delaware limited liability company
Charter Advanced Services (TN), LLC, a Delaware limited liability company
Charter Advanced Services (TX), LLC, a Delaware limited liability company
Charter Advanced Services (WI), LLC, a Delaware limited liability company
Charter Advanced Services (MN), LLC, a Delaware limited liability company
Charter Advanced Services (NV), LLC, a Delaware limited liability company
Charter Advanced Services (OR), LLC, a Delaware limited liability company
Charter Advanced Services (WA), LLC, a Delaware limited liability company
Charter Advanced Services VIII (MI), LLC, a Delaware limited liability company
Charter Advanced Services VIII (MN), LLC, a Delaware limited liability company
Charter Advanced Services VIII (WI), LLC, a Delaware limited liability company
Bresnan Broadband Holdings, LLC, a Delaware limited liability company
Bresnan Communications, LLC, a Delaware limited liability company
Bresnan Digital Services, LLC, a Delaware limited liability company
Bresnan Microwave of Montana, LLC, a Delaware limited liability company
Bresnan Broadband of Colorado, LLC, a Colorado limited liability company
Bresnan Broadband of Montana, LLC, a Montana limited liability company
Bresnan Broadband of Wyoming, LLC, a Wyoming limited liability company
Bresnan Broadband of Utah, LLC, a Utah limited liability company

Schedule I-3